FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  June 9, 2000
                                 Date of Report



                                AJAY SPORTS, INC.
             (Exact Name of Registrant as specified in its charter)


           Delaware             0-18204             39-1644025
        -------------------     --------------    ------------
        (State or other         (Commission       (I.R.S. Employer
        jurisdiction of         file number)      Identification Number)
        incorporation or
        organization)


         1501 E. Wisconsin Street
         Delavan, WI                                     53115
         ---------------------------------------         -----
         (Address of Principal Executive Offices)        (Zip Code)


   Registrant's telephone number, including area code: (414) 728-5521


                                       N/A
              ---------------------------------------------------
           Former name or former address, if changed from last report

 ITEM 5:  Other Events

     On June 6, 2000 the Board of Directors of Ajay Sports, Inc. (the "Registrant") extended the expiration date of the Registrant's publicly traded common stock warrants until June 30, 2001. The warrants were set to expire on June 30, 2000 had they not been extended. The exercise of six warrants allows the holder to purchase one share of the common stock of the Registrant for $6.00 per share. The warrants are traded under the symbol "AJAYW".

                                  SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Date: June 9, 2000

                                 AJAY SPORTS, INC.


                             By: \s\Robert R. Hebard
                                ---------------------------
                                 Robert R. Hebard, Secretary